Portions of this exhibit for which confidential treatment
has been requested are marked by brackets [           ] and the
pages of which they appear contain an asterisk(*) in the upper right hand corner. The confidential information omitted has been filed separately with the Securities and Exchange
Commission.
                                                                   EXHIBIT 10.15

                                   AGREEMENT

Agreement Number  526015
                 -------

This Agreement entered into this 4th day of October, 1995, by and between West Interactive Corporation, 9223 Bedford Avenue, Omaha, Nebraska 68134, ("WIC") and SMARTALK TELESERVICES, INC., 2934 1/2 Beverly Glen Circle, Suite 390, Los Angeles, CA 90077 ("Client").

1.   SERVICES
WIC agrees to provide an interactive 800 number audiotex service for Client utilizing its user-interactive system (the "Service").

2.   TERM
This Agreement will be effective the 4th day of October, 1995, and shall continue for a minimum period of two (2) years. Upon completion of the initial period, either party may terminate this Agreement upon thirty (30) days prior written notice by either party to the other. WIC will provide Client with written notification if payments are more than ten (10) days in arrears. If Client has not brought account current within ten (10) days of notification, WIC may terminate this Agreement and discontinue service.

3.   FEES
Client shall pay a fee set forth in Attachments for all indicated and accepted Services. Each prepaid calling card programs will have its own service confirmation. New programs will be undertaken only upon agreement of a mutually acceptable fee schedule for each anticipated program. Call minutes will be billed based on WIC system reports. Call minute reports will be provided to Client on a daily basis. All fees will be due on the 15th of the month following the thirty (30) days after the month in which charges are incurred. Prices quoted are valid for sixty (60) days providing long distance carrier fee structures remain the same for services utilized by WIC.

4.   MAINTENANCE OF SERVICE
WIC agrees to use its best efforts to provide and maintain the system operating the Service in accordance with the operating specifications and to ensure adequate facilities are available. WIC assumes, however, no responsibility to Client for any interruption of Service which is caused by malfunction or failure of equipment or circumstances beyond the control of WIC.

5.   WARRANTY
WIC warrants that it will provide the Service as described in this Agreement. In no event shall WIC be liable to Client for any damages, lost profits, or consequential damages of the Client or for any claims or demands against Client by a third party as a result of the use of the Service.

6.  SOFTWARE SYSTEM
    CONFIDENTIALITY
The confidential information protected under this Agreement shall consist of the computer system software operating the Service and all information and proprietary data related thereto, and any derivative works thereof as well as research, development, trade secrets or business affairs of WIC, its employees, subsidiaries, affiliates or agents. Confidential information shall be kept in strictest confidence and shall be protected by all reasonable and necessary security measures. The confidential information shall not be released except to employees utilizing this Service in the ordinary course of their employment. Client is prohibited from using any portion of the computer system or Service for any purposes other than those provided for under this Agreement.

7.  DATA CONFIDENTIALITY
WIC shall hold in strictest confidence all information relating to the transactions processed and business affairs of Client. Nothing in this paragraph, however, shall prevent or prohibit WIC from providing access to such information upon request for purpose of regulation, program approval examination, or investigation upon order by applicable state or federal regulatory agencies and authorities as may be required by law or judicial or administrative process.

8.   TRANSPORTABILITY OF NUMBER
WIC agrees to release to the Client, upon request, the 800 number(s) assigned to the Client's program. WIC will use its best efforts to execute all necessary documents to effect transfer as quickly as possible assuming the following conditions are met.

A.   Prior to release, Client's account must be current.
B. Client agrees to pay WIC for all current and anticipated charges associated with the 800 number prior to transfer.

9.   INDEMNIFICATION
Client shall indemnify and hold harmless WIC from any and all claims, actions, suits, proceedings, costs, expenses, damages, and liabilities including attorneys' fees arising out of, connected with, or resulting from the use of the Service provided by WIC. Client assumes complete responsibility for all tariffs and sales taxes due and associated with the prepaid calling card program.

10.  MISCELLANEOUS

A. When the cardholder renews or recharges the card by telephone and with the use of a credit card, WIC will, upon receipt of payment from the credit card issuer, pay to SMARTALK monies due less charges set forth in the attached service confirmation. WIC may, at its option, hold a portion of such payments in a reserve account against future chargebacks or adjustments from the credit card processor or any other outstanding balances.

B. This Agreement, including all Attachments, constitute the complete Agreement superseding any previous agreements or understanding. It may be modified only in writing and signed by both parties.

C. All notices required hereunder shall be in writing and shall be deemed duly given on the date mailed, if sent by registered or certified mail, return receipt requested, as follows:

(1)  If to Client:
     Attn:  Robert H. Lorsch
     President
     SMARTALK TELESERVICES, INC.
     2934 1/2 Beverly Glen Circle, Suite 390
     Los Angeles, CA  90077

(2)  If to WIC:
     Attn:  Nancee Berger
     Executive Vice President
     WIC Corporation
     9223 Bedford Avenue
     Omaha, NE 68134

or to such other addresses as either party may designate from time to time by written notice to the other party hereto.

D. Either party, at its option, may assign this Agreement, with the consent of the other party, which consent will not unreasonably be withheld, to any other party.

E. No waiver by either party hereto of any breach of this Agreement by the other shall be deemed to be a waiver of any preceding or succeeding breach thereof.

F. This Agreement is not a joint venture or partnership, and each party is entering the relationship as a principal and not as an agent of the other.

G. If any portion of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision thereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

H. This Agreement shall be construed in accordance with the laws of the State of Nebraska.

I. Client agrees that any legal action involving this Agreement in any way will be instituted in the State of Nebraska, and the Client consents to jurisdiction of the courts of the State of Nebraska over his person for purpose of such legal action.

IN WITNESS WHEREOF, the parties have signed this Agreement the date above written.

     West Interactive Corporation

By /s/
   ------------------------------
         Executive Vice President

Date:
      ---------------------------


     SMARTALK TELESERVICES, INC.

By /s/ Robert H. Lorsch
   ------------------------------

       President
   ------------------------------
       Title

Date:  10/6/96
      ---------------------------

                                 ATTACHMENT A
                         SMARTALK INTERNATIONAL RATES


                                             COUNTRY/
                                               AREA      PRICE
COUNTRY                             CLASS      CODE     PER MIN
=======                             =====      ====     =======

Algeria                             AFRICA        213   [
Angola                              AFRICA        244
Ascension Islands                   AFRICA        247
Benin                               AFRICA        229
Botswana                            AFRICA        267
Burkina Faso                        AFRICA        266
Burundi                             AFRICA        257
Cameroon                            AFRICA        237
Central African Rep.                AFRICA        236
Chad                                AFRICA        235
Comoros                             AFRICA        269
Congo                               AFRICA        242
Djibouti                            AFRICA        253
Egypt                               AFRICA         20
Equatorial Guinea                   AFRICA        240
Eritrea                             AFRICA        291
Ethiopia                            AFRICA        251
Gabon Republic                      AFRICA        241
Gambia                              AFRICA        220
Ghana                               AFRICA        233
Guinea, People's Rep                AFRICA        224
Guinea-Bissau                       AFRICA        245
Ivory Coast                         AFRICA        225
Kenya                               AFRICA        254
Kiribati                            AFRICA        686
Lesotho                             AFRICA        266
Liberia                             AFRICA        231
Libyan Arab People's Soc. Jam.      AFRICA        218
Madagascar, Dem Rep of              AFRICA        261
Mauritius                           AFRICA        230
Morocco, Kingdom of                 AFRICA        212
Mozambique                          AFRICA        258
Namibia                             AFRICA        264
Niger Republic                      AFRICA        227
Nigeria, Fed Rep of                 AFRICA        234
Reunion Island                      AFRICA        262
Rwanda                              AFRICA        250
Sao Tome                            AFRICA        239
Senegal Rep.                        AFRICA        221
Sychelles                           AFRICA        248
Sierra Leone                        AFRICA        232
South Africa, Rep of                AFRICA         27
Swaziland                           AFRICA        268
Tanzania                            AFRICA        255
Togo, Rep of                        AFRICA        228         ]

                                 ATTACHMENT A
                         SMARTALK INTERNATIONAL RATES


                                                COUNTRY/
                                                  AREA      PRICE
COUNTRY                              CLASS        CODE     PER MIN
=======                              =====        ====     =======

Tunisia                               AFRICA       216     [
Uganda                                AFRICA       256
Zaire, Rep of                         AFRICA       243
Zambia                                AFRICA       260
Zimbabwe                              AFRICA       263
Antartica (Casey Base)               ANTARTICA     672
Antartica (Scott Base)               ANTARTICA     672
Bangladesh                             ASIA        880
Bhutan                                 ASIA        975
Burma (Myanmar)                        ASIA         95
Diego Garcia                           ASIA        246
India                                  ASIA         91
Laos                                   ASIA        856
Macao                                  ASIA        853
Maldives, Rep of                       ASIA        960
Nepal                                  ASIA        977
Pakistan                               ASIA         92
Sri Lanka, Dem Soc Rep of              ASIA         94
Australia                              AUST         61
Australian External Territories        AUST         61
New Zealand                            AUST         64
Belize                                C AMER       501
El Salvador                           C AMER       503
Guatemala                             C AMER       502
Honduras                              C AMER       504
Nicaragua                             C AMER       505
Panama, Rep of                        C AMER       507
Canada (Band Average)                 CANADA
Anguilla                              CARRIB       809
Antigua                               CARRIB       809
Bahamas                               CARRIB       809
Barbados                              CARRIB       809
Bermuda                               CARRIB       809
British Virgin Islands                CARRIB       809
Cayman Islands                        CARRIB       809
Dominica                              CARRIB       809
Dominican Republic                    CARRIB       809
Grenada                               CARRIB       809
Jamaica                               CARRIB       809
Montserrat                            CARRIB       809
Nevis                                 CARRIB       809
St. Kitts                             CARRIB       809
St. Lucia                             CARRIB       809
St. Vincent & The Grenadines          CARRIB       809
Trinidad and Tobago                   CARRIB       809          ]

                                 ATTACHMENT A
                         SMARTALK INTERNATIONAL RATES


                                             COUNTRY/
                                               AREA      PRICE
COUNTRY                             CLASS      CODE     PER MIN
=======                             =====      ====     =======

Turks and Ciacos Islands            CARRIB      809      [
China, Peoples Rep. of              CHINA        86
Mongolian People's Rep.             CHINA       976
Cuba                                 CUBA        53
Albania                             E EURO      355
Armenia                             E EURO        7
Azerbaijan                          E EURO        7
Belarus                             E EURO        7
Bosnia-Hercegovena, Rep. of         E EURO      387
Croatia, Rep. of                    E EURO      385
Czech Republic                      E EURO       42
Estonia                             E EURO      372
Georgia                             E EURO        7
Hungary                             E EURO       36
Kazakhstan                          E EURO        7
Kyrgyzstan                          E EURO        7
Latvia                              E EURO      371
Lithuania                           E EURO      370
Macedonia                           E EURO      389
Poland, Rep of                      E EURO       48
Romania, Soc Rep of                 E EURO       40
Russia                              E EURO        7
Slovakia                            E EURO       42
Slovenia, Rep. Of                   E EURO      386
Tajikistan                          E EURO        7
Turkmenistan                        E EURO        7
Ukraine                             E EURO        7
Uzbekistan                          E EURO        7
Yugoslavia, Fed Rep of              E EURO      381
Brunei                               INDO       673
Indonesia                            INDO        62
Malaysia                             INDO        60
Bahrain                             M EAST      973
Gibralter                           M EAST      350
Iran                                M EAST       98
Iraq                                M EAST      964
Israel                              M EAST      972
Jordan                              M EAST      962
Kuwait                              M EAST      965
Lebanon                             M EAST      961
Mauritania, Islamic Rep of          M EAST      222
Oman                                M EAST      968
Qatar                               M EAST      974
Saudi Arabia                        M EAST      966
Syrian Arab Rep.                    M EAST      963               ]

                                 ATTACHMENT A
                         SMARTALK INTERNATIONAL RATES


                                             COUNTRY/
                                               AREA      PRICE
COUNTRY                             CLASS      CODE     PER MIN
=======                             =====      ====     =======

Turkey                              M EAST       90      [
United Arab Emirates                M EAST      971
Yemen, Rep of                       M EAST      967
Mexico                              MEXICO       52
Greenland                            N ATL      299
Iceland                              N ATL      354
Aruba                                OTHER      297
Cape Verde Islands                   OTHER      238
Christmas & Cocos Islands            OTHER      672
Cook Islands                         OTHER      682
Costa Rica                           OTHER      506
French Antilles                      OTHER      596
Guadaloupe                           OTHER      590
Guatanamo Bay                        OTHER     5399
Haiti                                OTHER      509
Malawi                               OTHER      265
Mali Republic                        OTHER      223
Malta                                OTHER      356
Marshall Islands                     OTHER      692
Mayotte Island                       OTHER      269
Moldava                              OTHER      373
Nauru                                OTHER      674
Netherland Antilles                  OTHER      599
New Caledonia                        OTHER      687
Niue                                 OTHER      683
Norfolk Island                       OTHER      672
Saipan                               OTHER      670
St. Helena                           OTHER      290
St. Pierre and Miquelon              OTHER      508
Tuvalu                               OTHER      688
Vanuatu Republic                     OTHER      678
Wallis & Futuna                      OTHER      681
American Samoa                      PAC RIM     684
Cambodia                            PAC RIM     855
Fiji Islands                        PAC RIM     679
French Polynesia                    PAC RIM     689
Guam                                PAC RIM     671
Hong Kong                           PAC RIM     852
Japan                               PAC RIM      81
Korea, Rep. Of                      PAC RIM      82
Micronesia, Fed. States of          PAC RIM     691
Palau, Rep of                       PAC RIM     680
Papua New Guinea                    PAC RIM     675
Philippines                         PAC RIM      63
Singapore, Rep of                   PAC RIM      65              ]

                                 ATTACHMENT A
                         SMARTALK INTERNATIONAL RATES


                                             COUNTRY/
                                               AREA      PRICE
COUNTRY                             CLASS      CODE     PER MIN
=======                             =====      ====     =======

Solomon Islands                     PAC RIM     677      [
Taiwan                              PAC RIM     886
Thailand                            PAC RIM      66
Tonga Islands                       PAC RIM     676
Vietnam                             PAC RIM      84
Western Samoa                       PAC RIM     685
Argentina                           S AMER       54
Bolivia                             S AMER      591
Brazil                              S AMER       55
Bulgaria                            S AMER      359
Chile                               S AMER       56
Colombia                            S AMER       57
Ecuador                             S AMER      593
Falkland Islands                    S AMER      500
French Guiana                       S AMER      594
Guyana                              S AMER      592
Paraguay                            S AMER      595
Peru                                S AMER       51
Suriname                            S AMER      597
Uruguay                             S AMER      598
Venezuela                           S AMER       58
Andorra                             W EURO       33
Austria                             W EURO       43
Belgium                             W EURO       32
Cyprus                              W EURO      357
Denmark                             W EURO       45
Facroe Island                       W EURO      298
Finland                             W EURO      358
France (Andorra, Monaco)            W EURO       33
Germany, Fed Rep of                 W EURO       49
Greece                              W EURO       30
Ireland                             W EURO      353
Italy                               W EURO       39
Liechtenstein                       W EURO       41
Luxembourg                          W EURO      352
Monaco                              W EURO       33
Netherlands                         W EURO       31
Norway                              W EURO       47
Portugal                            W EURO      351
San Marino                          W EURO      378
Spain                               W EURO       34
Sweden                              W EURO       46
Switzerland                         W EURO       41
United Kingdom                      W EURO       44
Vatican City                        W EURO       39             ]